UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2005

COMMERCE ENERGY GROUP, INC.

(Exact Name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32239 (Commission File Number)	20-0501090 (IRS Employer Identification No.)

600 Anton Blvd., Suite 2000 Costa Mesa, California (Address of principal executive offices)	92626 (Zip Code)

Registrant’s telephone number, including area code: (714) 258-0470

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.01. Completion of Acquisition or Disposition of Assets.
Item 3.02. Unregistered Sales of Equity Securities.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 2.2
EXHIBIT 2.3
EXHIBIT 2.4
EXHIBIT 2.5
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement.

See the disclosure under Item 2.01 of this report, which is incorporated by reference into this Item 1.01 in its entirety.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 9, 2005, Commerce Energy Group, Inc., a Delaware corporation (“Commerce”), Commonwealth Energy Corporation, a California corporation and a wholly-owned subsidiary of Commerce (“Purchaser”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with American Communications Network, Inc., a Michigan corporation (“ACN”), ACN Utility Services, Inc., a Michigan corporation (“ACN Utility Services”), ACN Energy, Inc., a Michigan corporation (“ACN Energy”), and ACN Power, Inc., a Michigan corporation (“ACN Power”, and collectively with ACN Utility Services and ACN Energy, “Sellers”). Each of the Sellers is a wholly-owned subsidiary of ACN. Under the Purchase Agreement, Purchaser will acquire certain assets of the Sellers’ retail electric power and natural gas sales business (the “Retail Energy Business”), and assume specified liabilities of, the Sellers. The Sellers currently sell retail electric power in Texas and Pennsylvania and sell retail natural gas in California, Ohio, Georgia, New York, Pennsylvania and Maryland. The assets of the Sellers to be acquired include equipment, gas inventory associated with utility and pipeline storage and transportation agreements and electricity supply, scheduling and capacity contracts, software and other infrastructure plus approximately 80,000 residential and small commercial customers. Employees of ACN Energy will be offered employment with Purchaser.

Certain of the acquired assets were transferred to the Purchaser immediately upon the closing of the transaction on February 9, 2005. The remaining acquired assets, which are subject to regulatory approval or third party consent requirements, will be transferred to the Purchaser as such approvals and consents are obtained. The Sellers granted the Purchaser a security interest in the assets remaining to be transferred pursuant to a Security Agreement dated as of February 9, 2005.

As set forth in the Purchase Agreement, the initial consideration paid by Purchaser was (a) $6.5 million in cash, plus (b) 930,233 shares of Commerce Common Stock, valued at $2.0 million, based upon the market price for Commerce’s Common Stock as of February 8, 2005, the date immediately prior to the the closing date. The shares of Commerce Energy common stock will initially be placed in escrow and released upon satisfaction of certain performance targets related to customer growth. ACN was also paid at closing an estimated prepayment amount of approximately $5.5 million dollars as payment for certain working capital and prepayment items relating to the assets being acquired, and are subject to a final adjustment and settlement.

In connection with the Purchase Agreement, the parties executed a Transition Services Agreement dated as of February 9, 2005 (the “Transition Services Agreement”) under which the parties will provide certain transition services to each other in order to provide for the orderly transition of the Retail Energy Business and the employees of such Business from ACN and the Sellers to Purchaser.

In addition, Commerce, Purchaser and ACN entered into a Sales Agency Agreement dated as of February 9, 2005 (the “Sales Agency Agreement”), pursuant to which Purchaser will be permitted to utilize ACN’s network of independent sales representatives. Under the Sales Agency Agreement, Purchaser will pay ACN (a) an amount equal to sales representative commissions that are payable by ACN to its independent sales representatives in connection with customers acquired by Purchaser through such representatives, and (b) a per-customer acquisition fee for each customer acquired through the Sales Agency Agreement. Under the Sales Agency Agreement, Sales commissions due under the Sales Agency Agreement will be paid in cash, while customer acquisition fees will be paid by the issuance of Commerce Common Stock to ACN, based on the fair market value of the Commerce Common Stock when a customer acquisition fee is due.

The shares of Commerce Common Stock to be issued to ACN pursuant to the Purchase Agreement and the Sales Agency Agreement will be withheld and delivered to a third party escrow agent. The shares issued pursuant to the Purchase Agreement will be held in escrow and released to ACN as certain customer targets are achieved, as described in the Purchase Agreement. The shares issued pursuant to the Sales Agency Agreement will be held in escrow and released to ACN as customer acquisition fees are earned by ACN, as described in the Sales Agency Agreement. If the targets are not achieved in full and the shares are not earned under the Sales Agency Agreement, any shares not released to ACN will be returned to Commerce.

Until the earlier of (a) February 9, 2006 or (b) the date on which ACN has earned all 930,233 shares of Commerce Common Stock initially placed in escrow under the Purchase Agreement, all customer acquisition fees due to ACN will be paid through the release of shares of stock initially placed in escrow. The Sales Agency Agreement has an initial term of one year, and is subject to annual renewal unless terminated by either party upon at least 90 days prior written notice prior to the expiration of the initial term or any successive term. Should the parties extend the Sales Agency Agreement for successive annual or other mutually agreeable period(s) then, for such periods the customer acquisition fees will be paid by the issuance of additional shares of Commerce Common Stock to ACN, based on the fair market value of the Commerce Common Stock when a customer acquisition fee is due. The number of shares of Commerce Common Stock that can be issued to ACN under the Purchase Agreement and the Sales Agency Agreement (including any renewals thereof) is capped at 14.9% of Commerce’s outstanding Common Stock as of the closing date, or approximately 4,544,394 shares.

The description contained in this Item 2.01 of the transactions contemplated by the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, the Transition Services Amendment, the Sales Agency Agreement, the Escrow Agreement and the Security Agreement, which are filed herewith as Exhibits 2.1 through 2.5, and are incorporated herein by reference.

A copy of the press release announcing the acquisition is attached as Exhibit 99.1 to this Current Report of Form 8-K and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

Item 3.02. Unregistered Sales of Equity Securities.

In connection with the Purchase Agreement, Commerce agreed to initially issue 930,233 shares of Commerce Common Stock pursuant to the terms and conditions of the Purchase Agreement and the Sales Agency Agreement. The shares will be issued into an escrow upon approval of the listing of the additional shares by the American Stock Exchange. The shares were issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”) and Rule 506 of Regulation D thereunder, as a transaction not involving a public offering, to an accredited investor pursuant to Rule 506.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

As permitted by Item 9.01(a)(4) of Form 8-K, Commerce will, if required, file the financial statements required by Item 9.01(a)(1) of Form 8-K pursuant to an amendment to this Current Report on Form 8-K not later than seventy one (71) calendar days after the date this current report must be filed.

(b) Pro Forma Financial Information.

As permitted by Item 9.01(b)(2) of Form 8-K, Commerce will, if required, file the pro forma financial information required by Item 9.01(b)(1) of Form 8-K pursuant to an amendment to this Current Report of Form 8-K not later than seventy one (71) calendar days after the date this current report must be filed.

(c) Exhibits.

Exhibit No.	Description

2.1*†
Asset Purchase Agreement dated as of February 9, 2005 by and among Commonwealth Energy Corporation, ACN Utility Services, Inc., ACN Energy, Inc., ACN Power, Inc. and, as to certain sections thereof only, Commerce Energy Group, Inc. and American Communications Network, Inc.

2.2†	Transition Services Agreement dated as of February 9, 2005 by and between American Communications Network, Inc. and Commonwealth Energy Corporation.

2.3†	Sales Agency Agreement dated as of February 9, 2005 by and among Commonwealth Energy Corporation, Commerce Energy Group, Inc. and American Communications Network, Inc.

2.4
Escrow Agreement dated as of February 9, 2005 by and among Commonwealth Energy Corporation, ACN Utility Services, Inc., ACN Energy, Inc., ACN Power, Inc., Commerce Energy Group, Inc., American Communications Network, Inc. and Computershare Trust Company, Inc.

2.5	Security Agreement dated as of February 9, 2005 by and among Commonwealth Energy Corporation, ACN Utility Services, Inc., ACN Energy, Inc., ACN Power, Inc. and American Communications Network, Inc.

99.1	Press Release dated February 9, 2005.

*	Schedules and exhibits to the Asset Purchase Agreement have not been filed because Commerce Energy Group, Inc. does not believe that they contain information material to an investment decision which is not otherwise disclosed in the agreements. A list is attached to the Asset Purchase Agreement (as incorporated herein by reference) briefly identifying the contents of the omitted schedules and exhibits. Commerce Energy Group, Inc. hereby agrees to furnish supplementally a copy of omitted schedules or exhibits to the Securities and Exchange Commission upon its request.

†	Confidential treatment is being sought with respect to certain portions of this agreement. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Commerce Energy Group, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMERCE ENERGY GROUP, INC. a Delaware corporation
Date: February 9, 2005	By:	/s/ RICHARD L. BOUGHRUM
		Name:	Richard L. Boughrum
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*†
Asset Purchase Agreement dated as of February 9, 2005 by and among Commonwealth Energy Corporation, ACN Utility Services, Inc., ACN Energy, Inc., ACN Power, Inc. and, as to certain sections thereof only, Commerce Energy Group, Inc. and American Communications Network, Inc.

2.2†	Transition Services Agreement dated as of February 9, 2005 by and between American Communications Network, Inc. and Commonwealth Energy Corporation.

2.3†	Sales Agency Agreement dated as of February 9, 2005 by and among Commonwealth Energy Corporation, Commerce Energy Group, Inc. and American Communications Network, Inc.

2.4
Escrow Agreement dated as of February 9, 2005 by and among Commonwealth Energy Corporation, ACN Utility Services, Inc., ACN Energy, Inc., ACN Power, Inc., Commerce Energy Group, Inc., American Communications Network, Inc. and Computershare Trust Company, Inc.

2.5	Security Agreement dated as of February 9, 2005 by and among Commonwealth Energy Corporation, ACN Utility Services, Inc., ACN Energy, Inc., ACN Power, Inc. and American Communications Network, Inc.

99.1	Press Release dated February 9, 2005.

*	Schedules and exhibits to the Asset Purchase Agreement have not been filed because Commerce Energy Group, Inc. does not believe that they contain information material to an investment decision which is not otherwise disclosed in the agreements. A list is attached to the Asset Purchase Agreement (as incorporated herein by reference) briefly identifying the contents of the omitted schedules and exhibits. Commerce Energy Group, Inc. hereby agrees to furnish supplementally a copy of omitted schedules or exhibits to the Securities and Exchange Commission upon its request.

†	Confidential treatment is being sought with respect to certain portions of this agreement. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.